SERIES A UNIT

SUBSCRIPTION AGREEMENT

NANOANTIBIOTICS, INC.

A NEVADA CORPORATION

This Series A Unit Subscription Agreement (this “Agreement”) is made and entered into by and between the undersigned (the “Purchaser”) and NanoAntibiotics, Inc., a Nevada corporation (the “Company”).

RECITALS

WHEREAS, the terms and conditions relating to the Company’s offering (the “Offering”) of its Series A Units, together with other relevant matters, are described in the Company’s Confidential Private Placement Memorandum dated June 14, 2013 (the “Memorandum”); and

WHEREAS, the Memorandum together with all exhibits and attachments are collectively referred to herein as the “Offering Materials” and all other capitalized terms not otherwise defined herein shall have those meanings set forth in the Memorandum.

1.      Subscription. Subject to the terms and conditions hereof, the undersigned hereby tenders this subscription to purchase the dollar amount of Series A Units, each Series A Unit of which consists of one (1) share of Common Stock and one (1) Series A Warrant to purchase one (1) share of Common Stock at an exercise price of $0.50 per share, stated on the signature page hereof, with payment to the Company as provided by Section 6 below. Purchaser understands that his, her, or its subscription for Series A Units must be at least equal to minimum of $1,000 for the purchase of 10,000 Series A Units (unless the Company agrees to accept a lesser amount in the Company’s sole discretion). This subscription may be rejected by the Company, in its sole discretion, in whole or in part for any reason whatsoever. The Company may reduce the amount of Series A Units for which the undersigned has subscribed by indicating on the signature page hereto the Company’s acceptance of such lesser amount. The undersigned agrees to be bound hereunder to any such reduced amount. Any portion of this subscription that has not been accepted by June 28, 2013 (or, if the offering of Series A Units is extended, at the sole discretion of the Company, by the date to which such offering is extended) will be deemed automatically rejected without further act of any party. The undersigned shall deliver the necessary monies to the Company as described in Section 6 below and provide evidence to enable the Company to verify receipt.

2.      Subscription Funds. All proceeds from the sale of Series A Units will be immediately deposited and made available to the Company. Company funds not needed on an immediate basis to fund Company operations may be invested or held in deposits in commercial banks, savings and loan associations, credit unions, governmental securities, money market accounts, certificates of deposit, bank repurchase agreements, and/or funds backed by governmental securities, short-term commercial paper, stocks, bonds or in other similar interim investments at the sole discretion of management.

3.      Accredited Investor Representation and Warranty. Purchaser acknowledges and agrees that the Securities will not to be registered under the Securities Act of 1933, as amended (the “Securities Act”), or under any applicable state securities laws (collectively, the “Laws”) and are being offered and sold in reliance upon exemptions from registration under the Securities Act and the Laws. The undersigned hereby represents and warrants to the Company and the members of the Company, that he, she or it is an Accredited Investor for one or more of the following reasons (THIS REPRESENTATION IS PRESENTED IN ALTERNATIVE FORM. PLEASE INITIAL THE STATEMENTS BELOW WHICH ARE TRUE AS TO YOU IN THE BOX TO THE LEFT THEREOF):

[ ]	That the Purchaser is a natural person(s) whose individual net worth (excluding the value of their personal residence), or joint net worth with that person’s spouse (excluding the value of their personal residence), at the time of his or her purchase of the Interests exceeds $1,000,000; or
[ ]	That the Purchaser is a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or
[ ]	That the Purchaser is a bank as defined in Section 3(a)(2) of the Securities Act, a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity, an insurance company as defined in Section 2(13) of the Securities Act, an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act, or a Small Business Investment Company licensed by the United States Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; or
[ ]	That the Purchaser is any plan established or maintained by a State, its political subdivision, or any agency or instrumentality thereof, for the benefit of its employees and with assets in excess of $5,000,000; or
[ ]	That the Purchaser is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940; or
[ ]	That the Purchaser is a broker or dealer registered under Section 15 of the Securities Exchange Act of 1934; or
[ ]	That the Purchaser is a an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended, (a) having assets in excess of $5,000,000, (b) the decision of which to invest in the Common Shares is made by a “plan fiduciary” that is a bank, savings and loan association, insurance company or registered investment adviser, or (c) which is a self-directed plan under which all investment decisions are made by persons who are Accredited Investors; or
[ ]	That the Purchaser is an organization described under 501(c)(3) of the Internal Revenue Code of 1986, as amended, a corporation, Massachusetts or similar business trust or a partnership, not formed for the specific purpose of acquiring the Securities and having total assets in excess of $5,000,000; or
[ ]	That the Purchaser is a trust with total assets in excess of $5,000,000 not formed for the specific purpose of the investment whose purchase is directed by a sophisticated person described in Rule 506(b)(2)(ii) of the Securities Act; or
[ ]	That the Purchaser is an entity in which one of the alternative representations contained above is true with respect to each of the equity owners of said entity.

4.      Additional Representations and Warranties of Purchaser. In addition to the Accredited Investor representation and warranty provided above, Purchaser hereby represents and warrants to the Company and the members of the Company as follows:

(a)      Purchaser has received, has had sufficient time and opportunity to carefully read and review, and has carefully read and reviewed with its advisors (legal, financial or otherwise) (or reviewed with his or her Purchaser Representative, if any, as that term is defined in Regulation D under the Securities Act) and understands and agrees with the Offering Materials.

(b)      Purchaser is aware of the risks associated with an investment in the Company, including those risks described in the Offering Materials.

(c)      Purchaser has reviewed the Offering Materials. In evaluating an investment in the Company, the Purchaser has not relied upon any representations or other information (whether oral or written) other than as set forth in the Offering Materials. In making an investment decision, Purchaser must rely on Purchaser's own examination, investigation and evaluation of the Company and the merits and risks of the foregoing.

(d)      Purchaser has been provided an opportunity to obtain additional information concerning the Company, the Securities and any other relevant matters, and has been given the opportunity to ask questions of, and receive answers from, the Company regarding the Offering.

(e)      Purchaser recognizes that an investment in the Company is speculative and involve a high degree of risk and could result in the loss of Purchaser’s entire investment; and the Purchaser has taken full cognizance of and understands all of the risks relating to this investment, specifically including, without limitation, each of the risks that are described in the “Risk Factors” section of the Memorandum.

(f)      Purchaser understands that no federal or state agency has made any recommendation or endorsement of the Securities, nor has any federal or state agency made any finding or determination as to the adequacy or accuracy of the information contained in the Memorandum, or as to the fairness of the Offering for investment.

(g)      Purchaser acknowledges that: (i) the Securities will be issued pursuant to applicable exemptions from registration under the Securities Act and the Laws; and (ii) the Securities have not been registered under the Securities Act, in reliance on, amongst other exemptions, the exemption from registration provided by Section 4(a)(2) thereof. In connection therewith, Purchaser hereby covenants and agrees that he, she or it will not offer, sell, or otherwise transfer the Securities unless and until he, she or it obtains the consent of the Board of Directors of the Company (the “Board”) and such Securities are registered pursuant to the Securities Act and the laws of all jurisdictions which in the opinion of the Company may be applicable, unless such Securities are, in the opinion of the Company, exempt from registration thereunder.

(h)      Purchaser acknowledges and is aware that there are substantial restrictions on the transferability of the Securities. In the foreseeable future, there will be no public market for the Securities and the Company is under no obligation, nor has any representation been made, to register the Securities at some future date.

(i)      Purchaser is acquiring the Securities for investment, for his, her or its own account and not with a view to resell or otherwise distribute the Securities and has not, and does not, intend to divide his, her or its participation with others or to resell or otherwise dispose of all, or any part of, said Securities.

(j)      Purchaser is of majority age or over and is a bona fide resident of the state or jurisdiction set forth in the resident address which he, she or it has set forth in the signature page hereof, and has no present intention of becoming a resident of any other state or jurisdiction.

(k)      The Purchaser was not induced to invest by any form of general solicitation or general advertising including, but not limited to: (a) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the television or radio; (b) any seminar or meeting whose attendees had been invited by any general solicitation or general advertising.

(l)      To the best of Purchaser’s knowledge, no action, suit, arbitration, government investigation or legal or administrative proceeding is pending or is threatened against the Purchaser in any court or in any governmental agency or arbitration tribunal which, if determined adversely to Purchaser, would have a material adverse effect upon the Purchaser or which affects or relates in any way to the ability of the Purchaser to fulfill, perform and comply with the agreements, representations and warranties on the part of Purchaser to be fulfilled, performed or complied with in accordance with the provisions hereof.

(m)      Because the Securities have not been registered under the Securities Act or applicable state securities laws, the economic risk of the investment must be borne indefinitely by the Purchaser, and the Securities cannot be sold unless subsequently registered under the Securities Act and such state laws or exemptions from otherwise applicable registration requirements are available. Registration under the Securities Act and such state laws is unlikely at any time in the future.

(n)      No assignment, sale, transfer, exchange or other disposition of the Securities can be made without the prior written consent of the Board, which consent may be granted or denied in its sole and absolute discretion.

(o)      The Purchaser has discussed with his, her or its professional, legal, tax and financial advisers the suitability of an investment in the Company for his, her or its particular tax and financial situation. All information that the Purchaser has provided to the Company concerning himself, herself or itself and his, her or its financial position is correct and complete as of the date set forth below, and if there should be any material change in such information, he, she or it will immediately provide such information to the Company.

(p)      The information provided in the Certificate of Accredited Investor Status submitted to the Company by the Purchaser is true and correct as of the date hereof.

(q)      If this Agreement is executed and delivered on behalf of a partnership, corporation, trust or other entity, the undersigned has been duly authorized to execute and deliver this Agreement and all other instruments and documents executed and delivered on behalf of such entity in connection with the purchase of the Securities; the signature of the undersigned is binding upon such entity; and the undersigned has delivered herewith the underlying partnership agreement, limited liability company agreement, corporation charter documents, or trust agreement of such entity and such other evidence of the ability of such entity to purchase the Securities as may be requested by the Company. Such entity has previously made other investments or engaged in other substantive business activities prior to receiving an opportunity to purchase the Securities and was not formed with a view to invest in the Securities.

(r)      Purchaser either individually or together with his, her or its Purchaser Representative, has knowledge and experience in financial and business matters in general and in high risk investments of the type described in the Memorandum in particular; his, her or its financial condition is such that he, she or it has no need for liquidity with respect to his, her or its investment in the Securities to satisfy any existing or contemplated undertaking or indebtedness; he, she or it is able to bear the economic risk of his, her or its investment in the Securities for an indefinite period of time including the risk of losing his, her or its entire investment in the Securities, and loss of his, her or its entire investment in the Securities would not materially adversely affect the standard of living of the undersigned and his or her family; he, she or it has either secured independent tax advice with respect to the investment in the Securities, upon which he, she or it is solely relying, or he, she or it is sufficiently familiar with income taxation of partnerships and limited liability companies that he, she or it has deemed such independent advice unnecessary; and he, she or it is acquiring his, her or its Securities for investment, for his, her or its own account and with no view toward resale or further distribution thereof, in whole or in part.

(s)      Purchaser’s investment in the Company will not constitute a “prohibited transaction” (as defined in Section 4975(c)(1) of the Internal Revenue Code of 1986, as amended, the “Code”).

(t)      Purchaser hereby acknowledges that the Company seeks to comply with all applicable anti-money laundering laws and regulations. In furtherance of such efforts, Purchaser hereby represents and agrees that: (i) no part of the funds used by Purchaser to acquire the Securities or to satisfy its capital commitment obligations with respect thereto has been, or shall be, directly or indirectly derived from, or related to, any activity that may contravene federal, state, or international laws and regulations, including anti-money laundering laws and regulations; (ii) no capital commitment, contribution or payment to the Company by Purchaser shall cause the Company or any Board member or any other person related to the Company to be in violation of any applicable anti-money laundering laws and regulations including without limitation, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act 2001 and the U.S. Department of the Treasury Office of Foreign Assets Control regulations; and (iii) if Purchaser is an investment entity, it has (A) an appropriate anti-money laundering program that complies with all applicable laws, rules and regulations and is designed to detect and report any activity that raises suspicion of money laundering activities, and (B) obtained appropriate background information regarding all of its officers and beneficial owners. Purchaser agrees to provide the Company all information that may be reasonably requested from time to time to comply with applicable U.S. law. Purchaser agrees promptly to notify the Company if there is any change with respect to these representations and warranties.

5.      Survival of Representations and Warranties. The undersigned agrees that the statements made by him, her or it herein, including any attachments hereto, and that the representations and warranties made in Sections 3 and 4 above, are true, accurate and complete as of the date hereof and shall be true, accurate and complete as of the date of acceptance hereof. If in any respect such statements, representations and warranties shall not be true, accurate and complete prior to such dates, the undersigned shall give written notice of such fact to the Company specifying such statements, representations and warranties that are not true, accurate and complete and the reasons therefore.

6.      Payment of Subscription. The amount of the undersigned’s subscription is set forth on the signature page hereto (“Funds”). Payment may be by check (certified check or official bank check) payable to NanoAntibiotics, Inc. to the address of the Company set forth in Section 10 herein below, or by wire transfer. The following are the wire transfer instructions of the Company:

Receiving Bank:
Routing Number:
Credit Account Name:
Credit Account Number:
Reference:

If the undersigned’s subscription is rejected in whole or in part or to the extent his, her or its subscription is so rejected, the Funds, without interest or deduction, will be returned to him, her or it promptly following such rejection or termination.

7.      Irrevocable Subscription; Limited Right of Rescission.

      (a)       Subject only to Section 7(b) below, the Purchaser hereby acknowledges and agrees that this subscription is irrevocable and may not be cancelled, revoked or withdrawn by the Purchaser, and that this Agreement and the documents submitted herewith shall survive: (i) changes in the transactions, documents and instruments described in the Memorandum; and (ii) the death or disability of the Purchaser. FURTHERMORE, SUBJECT ONLY TO SECTION 7(B) BELOW, PURCHASER HEREBY ACKNOWLEDGES AND AGREES THAT UPON THE SUBMISSION OF THIS SUBSCRIPTION AGREEMENT FOR MEMBERSHIP INTERESTS, HIS, HER OR ITS SUBSCRIPTION IS A BINDING AND IRREVOCABLE COMMITMENT.

      (b)      If for any reason, the Purchaser chooses to have his, her or its contribution returned, and rescind his subscription, he, she or it may do so by informing the Company, in writing, within three (3) business days of the date of the acceptance by the Company of the Purchaser’s subscription. Requests not received within such three (3) business days will not be honored under any circumstances.

8.      Record Ownership. The undersigned’s Securities will be owned and should be shown on the Company’s records as indicated on the signature page hereof.

9.      Indemnification. The Purchaser understands and acknowledges that the Company is relying upon the representations, warranties and agreements made by the Purchaser to the Company herein and in the and, thus, hereby agrees to indemnify the Company and the Board, and each of their respective Agents, and agrees to hold each of them harmless from and against any and all loss, damage, liability, cost or expense, including reasonable attorney’s fees, that they or any of them may suffer, sustain or incur by reason of or in connection with any misrepresentation or breach of warranty or agreement made by the Purchaser under this Subscription Agreement, the Certificate of Accredited Investor Status, or in connection with the sale or distribution by the Purchaser of the Securities purchased by the Purchaser pursuant hereto in violation of the Securities Act, the Company’s Articles of Incorporation, Bylaws, or any other applicable law.

10.      Miscellaneous.

(a)      All notices required or permitted hereunder shall be in writing, signed by the party giving notice or an officer thereof and shall be deemed to have been given when delivered by personal delivery, by facsimile, telegraph or telex, by Federal Express or similar courier service or by deposit in the United States mail, registered or certified, with postage prepaid, return receipt requested, addressed as follows:

(A)	If to the Company, at:

9511 Collins Ave.

#807

Surfside, Florida 33154

Attention: Elliot Ehrlich

Telephone (305) 515-4188

With a copy to:

K&L Gates LLP

200 South Biscayne Boulevard

Suite 3900

Miami, Florida 33131-2399

Attention: Clayton E. Parker, Esq.

Telephone: (305) 539-3306

(B)	If to Purchaser, at the resident address

set forth in the signature page hereof.

(b)      This Agreement may be executed in any one or more counterparts, each of which shall constitute an original, no other counterpart needing to be produced and all of which, when taken together, shall constitute but one and the same instrument.

(c)      All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons may require.

(d)      The failure of the Company to exercise any right or remedy under this Agreement or any other agreement between the Company and the Purchaser, or otherwise, or delay by the Company in exercising the same, will not operate as a waiver thereof. No waiver by the Company will be effective unless and until it is in writing and signed by the Company.

(e)      This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Florida. This Agreement and the rights, powers and duties set forth herein shall be binding upon the Purchaser, his, her or its heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company and its successors and assigns.

(f)      Whenever possible, each provision of this Agreement shall be construed so as to be interpreted in such manner as to be effective and valid under applicable law. If any provisions of this Agreement or the application thereof to any party or circumstance shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition without invalidating the remainder of such provision or any other provision of this Agreement or the application of such provision to other parties or circumstances.

(g)      The Purchaser hereby acknowledges and agrees that this Agreement constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede any and all prior and contemporaneous understandings, statements, agreements, inducements or conditions, whether express or implied and whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof.

NOTE: THIS IS A FORM - NOT TO BE SIGNED - THE DOCUMENT TO BE EXECUTED IS CONTAINED IN THE SUBSCRIPTION PACKET

SERIES A UNIT

SUBSCRIPTION AGREEMENT

NANOANTIBIOTICS, INC.,

a Nevada corporation

SIGNATURE PAGE

PLEASE READ ALL OF THIS AGREEMENT BEFORE SIGNING

The undersigned wishes to subscribe for:

$_______	in Series A Units ($0.10 per Series A Unit) (subscriptions must be in amounts of at least $1,000)1 of NanoAntibiotics, Inc., a Nevada corporation.

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of the __________day of __________, 2013.

Individual Signature:	Entity Signature:

Authorized Signature of Purchaser	Printed Name of Entity

By:
Print Name of Purchaser	Printed Name:
Title:

Authorized Signature of Purchaser

IRA Custodian Signature
Print Name of Purchaser
Printed Name of Account Title
By:
Printed Name:
Title:

_______________________

[1] Unless the Board, in the Board’s sole discretion, permits a lesser subscription amount.

Subscription should be sent to the Company as set forth above.

Please provide a photocopy of Purchaser’s driver’s license or state government issued identification card with this Subscription Agreement.

If Purchaser has sought the advice and counsel of a Purchaser Representative, please complete and attach to this Subscription Agreement the attached Purchaser Representative Questionnaire.

REGISTRATION:

Please print name(s) in which the Securities are to be registered. Include trust name, if applicable.

_______________________________________

_______________________________________

SOCIAL SECURITY NUMBER:

or

TAXPAYER IDENTIFICATION NUMBER: ______________________________________

PURCHASER
ADDRESS:
Street or P.O. Box

	City	State	Zip Code

	Home Phone	Business Phone

Fax Number

LEGAL FORM OF OWNERSHIP (check one)

Individual Ownership	Corporate/Company

Joint Tenants with Right	Trustee
of Survivorship (both
parties must sign)

Community Property	Other
(one signature required)

Tenants in Common
(all parties must sign)

ACCEPTED:

NanoAntibiotics, Inc., Nevada corporation

By:	NanoAntibiotics, Inc., a Nevada corporation

By:
	Its:	Dated:

BOX A

SUBSTITUTE FORM W-9

The person signing this Subscription Agreement hereby certifies the following to the Company under penalties of perjury:

(i)      The Taxpayer Identification Number (“TIN”) set forth on page S-2 is the correct TIN of the Purchaser, or if this box [ ] is checked, the Purchaser has applied for a TIN. If the Purchaser has applied for a TIN, a TIN has not been issued to the Purchaser, and either: (a) the Purchaser has mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office; or (b) the Purchaser intends to mail or deliver an application in the near future (it being understood that if the Purchaser does not provide a TIN to the Company within sixty (60) days, 31% of all reportable payments made to the Purchaser thereafter will be withheld until a TIN is provided to the Company); and

(ii)      If this box [ ] is checked, the Purchaser is not subject to backup withholding either because the Purchaser: (a) is exempt from backup withholding; (b) has not been notified by the IRS that the Purchaser is subject to backup withholding as a result of a failure to report all interest or dividends; or (c) has been notified by the IRS that such Purchaser is no longer subject to backup withholding.

Note: if you are unable to certify that the Purchaser is not subject to backup withholding, do not place an “X” in the box in (ii) above.

BOX B

SUBSTITUTE FORM W-8

By checking this box [ ], the person signing this Subscription Agreement hereby certifies under penalties of perjury that the Purchaser is an “exempt foreign person” for purposes of the backup withholding rules under the U.S. federal income tax laws, because the Purchaser:

(i)      Is a non-resident alien individual or a foreign corporation, partnership, estate or trust;

(ii)      If an individual, has not been and plans not to be present in the U.S. for a total of 183 days or more during the calendar year; and

(iii)      Neither engages, nor plans to engage, in a U.S. trade or business that has effectively connected gains from transactions with a broker or barter exchange.